Exhibit 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lighting Science Group Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2010 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Interim Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2010	By:	/S/ ZACHARY S. GIBLER
		Name:	Zachary S. Gibler
		Title:	Chief Executive Officer (Principal Executive Officer)

Date: August 13, 2010	By:	/S/ GREGORY T. KAISER
		Name:	Gregory T. Kaiser
		Title:	Interim Chief Financial Officer (Principal Financial Officer)